Exhibit 10.21

EXECUTION VERSION

MONITORING AND REPORTING AGREEMENT

This MONITORING AND REPORTING AGREEMENT, dated as of March 31, 2016 (this “Agreement”) is entered into by and among Primerica Life Insurance Company, a Massachusetts life insurance company (“PLIC”) and Pecan Re Inc., a special purpose financial insurance company organized under Section 6048f of Title 8 of the Vermont Statutes Annotated (“Pecan Re”).

WHEREAS, PLIC and Prime Reinsurance Company, Inc., a special purpose financial insurance company organized under Section 6048f of Title 8 of the Vermont Statutes Annotated  (“Prime Re”), have entered into that certain 80% Coinsurance Agreement, dated as of March 31, 2010, as amended, supplemented, novated or otherwise modified from time to time (the “Coinsurance Agreement”);

WHEREAS, Prime Re has agreed to assign and transfer, and Pecan Re has agreed to accept, by novation, the Coinsurance Agreement with the effect that Pecan Re shall succeed to all rights, obligations, duties and liabilities of Prime Re under the Coinsurance Agreement, and Pecan Re has agreed to accept such assignment, transfer and novation;

WHEREAS, pursuant to such Coinsurance Agreement, as novated, PLIC, as the ceding company, has agreed to cede to Pecan Re, and Pecan Re, as the reinsurer, has agreed to assume from PLIC, certain liabilities relating to the term life insurance policies being reinsured thereunder;

WHEREAS, the parties hereto recognize that, as an 80% quota share reinsurer, Pecan Re has a substantial economic stake in the management and administration of the Reinsured Policies and Covered Liabilities (as such terms are defined in the Coinsurance Agreement);

WHEREAS, the parties agree that PLIC should have flexibility with respect to the management, administration and financial performance of the Reinsured Policies and Covered Liabilities in accordance with the Coinsurance Agreement; and

WHEREAS, the parties have nevertheless agreed that Pecan Re shall have the right to monitor the management, administration and financial performance of the Reinsured Policies in accordance with this Agreement.

NOW, THEREFORE, in consideration of the respective covenants, agreements, representations and warranties of the parties herein contained in the Coinsurance Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties), the parties agree as follows:

ARTICLE i

MONITOR

Section 1.01 For so long as Swiss Reinsurance Company Ltd, a reinsurance company organized under the laws of Switzerland or any of its affiliates (“Parent”) remains the ultimate controlling company of Pecan Re, PLIC shall allow Pecan Re and any reasonable number of counsel, financial advisors, accountants, actuaries and other representatives of Pecan Re, reasonable access, upon reasonable advance notice and during normal business hours to the facilities, documents, information, auditors, actuaries, outside advisors and relevant personnel of PLIC related to the management, administration and financial performance of the Reinsured Policies and Covered Liabilities.  Such individual (or individuals) representing Pecan Re shall be referred to herein as a “Monitor”. Pecan Re shall ensure that a Monitor, in performing his or her duties, shall not disrupt the normal operations of PLIC in any material respect.  Notwithstanding the foregoing or any other provision of this Agreement, PLIC shall not be obligated to provide such access to any facilities, documents, information, auditors, actuaries, outside advisors and relevant personnel of PLIC to the extent that doing so would violate applicable law or any contractual obligation of confidentiality or jeopardize the protection of an attorney-client privilege; provided that, in any such circumstance, the parties will cooperate in good faith to determine a manner in which information can be shared so as to not violate applicable law or a contractual obligation of confidentiality or jeopardize the protection of an attorney-client privilege, as applicable.

Section 1.02 All costs and expenses associated with the Monitor or the activities of the Monitor shall be borne by Pecan Re; provided, however, Pecan Re shall only reimburse PLIC for any reasonable out-of-pocket costs that PLIC incurs in providing assistance to the Monitor in connection with this Agreement.

Section 1.03 Subject to the provisions of Section 2.01, PLIC shall use reasonable best efforts to assist and cooperate with the Monitor in providing access to the relevant experience data, books, records, documents, information and relevant personnel of PLIC related to the Reinsured Policies and Covered Liabilities.

ARTICLE ii

ACCESS

Section 2.01 In no event shall any Monitor have access to any portion of PLIC’s Network; provided, however, this Section 2.01 shall not be construed in any way whatsoever to (i) supersede the rights of the parties pursuant to the access to books and records provisions contained within Article XII of the Coinsurance Agreement or (ii) limit the Monitor’s access in any way whatsoever to the data in the Network.  “Network” shall mean PLIC’s information technology systems (or such systems of a third party operated on behalf of PLIC), including all data they contain and all computer software and hardware related to the Reinsured Policies and Covered Liabilities.

Section 2.02 When a Monitor is at PLIC’s facilities, he or she shall comply with all generally applicable policies, procedures and regulations of PLIC, to the extent that such policies, procedures and regulations have been disclosed to Pecan Re or such Monitor.

Section 2.03 When any Monitor enters or is within PLIC’s premises, such Monitor must establish his or her identity to the satisfaction of security personnel and comply with all security directions given by them, including directions to display any identification cards provided by PLIC.

ARTICLE iii

FINANCIAL AND MONITORING REPORTS

Section 3.01 For so long as Parent remains the ultimate controlling company of Pecan Re, within twenty (20) business days after the end of each calendar month, PLIC shall provide Pecan Re with the reports specified on Schedule A attached hereto, in each case in such format as utilized by PLIC at such time.

2

Section 3.02 For so long as Parent remains the ultimate controlling company of Pecan Re, within twenty (20) business days after the end of each calendar quarter, PLIC shall provide Pecan Re accurate and complete copies of the following: (i) the Quarterly Lapse Report and (ii) the Quarterly Mortality Report in each case in such format as utilized by PLIC at such time and as it relates to the business ceded to Pecan Re.

Section 3.03 For so long as Parent remains the ultimate controlling company of Pecan Re, in addition to the reports described in Section 3.01 and 3.02 hereto, the parties hereto agree that PLIC shall provide Pecan Re copies of any other reports that are produced by PLIC or may reasonably be produced by PLIC relating to the Reinsured Policies and/or Covered Liabilities which Pecan Re, in its reasonable discretion, determines are reasonably necessary for its review.

ARTICLE iv

CONFIDENTIALITY

Section 4.01 In performing its monitoring rights under this Agreement, Pecan Re will comply (and will cause all Monitors to comply) with the terms and conditions of Section 21.11 of the Coinsurance Agreement regarding Confidential Information (as defined therein).

ARTICLE v

TERMINATION

Section 5.01 This Agreement shall remain in effect until the earlier to occur of (i) the termination of the Coinsurance Agreement or (ii) Parent no longer being the ultimate controlling company of Pecan Re.

ARTICLE vi

MISCELLANEOUS

Section 6.01 Pecan Re shall indemnify and hold PLIC, its affiliates and their directors, officers, employees and successors (the “PLIC Indemnified Party”) harmless against any damages, costs and out-of-pocket expenses (including reasonable attorneys’ fees) arising from or in connection with (a) Pecan Re’s or any Monitor’s breach of its confidentiality obligations hereunder, (b) Pecan Re’s or any Monitor’s violation of applicable law in connection with this Agreement, or the information or access provided pursuant to this Agreement, (c) any negligent or intentional misconduct of Pecan Re or any Monitor in connection with any monitoring permitted or access provided under this Agreement or (d) injury to or death of any person, or loss of or damage to tangible property, to the extent caused by the Pecan Re or any Monitor.

Section 6.02 This Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.  This Agreement may not be assigned by the parties hereto without the requirement of the consent of the other party, which consent shall not be unreasonably withheld, delayed or conditioned.

Section 6.03 This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to the choice of law principles thereof.

Section 6.04 This Agreement may not be amended without the prior written consent of all parties hereto.  This Agreement may be executed in one or more counterparts, each of which together shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature pages follow]

3

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PECAN RE INC.

By:	/s/ Brian Lo
Name:	Brian Lo
Title:	President

By:	/s/ John Gribbon
Name:	John Gribbon
Title:	Sr. Vice President and CFO

PRIMERICA LIFE INSURANCE COMPANY

By:	/s/ Dan Settle
Name:	Dan Settle
Title:	Executive Vice President

[Signature Page to Monitoring and Reporting Agreement]

SCHEDULE A

MONTHLY OPERATIONAL REPORTS

1.	Communication Research Statistics
2.	Cancellation Service Complaints Summary
3.	Complaint Written
4.	Client Communications Statistics
5.	Replacements
6.	End of Term (“EOT”) Bonus Funding
7.	EOT Bonus
8.	EOT Expectations
9.	EOT Continued
10.	Policy Owner Service (“POS”) Statistics
11.	EOT POS
12.	EOT Converted
13.	EOT Terminated
14.	POS/EOT Turndowns
15.	Policy Owner Administration Statistics
16.	POS Volumes
17.	End of Term
18.	Claims Statistics
19.	Aging Analysis from Notice of Claim
20.	Compromised/Denied Claims
21.	Time in Process
22.	TIAB Claim Count
23.	TIAB Outstanding
24.	Waiver Claim Statistic

MONTHLY FINANCIAL REPORTS

1.	Policy and Claim Reserve Recon to GL
2.	N’Vision Report
3.	Settlement Statement
4.	Monthly Manual Deal Entries
5.	GL Interface file
6.	Reinsurance Recoverables Aging Report
7.	Pending Litigation Claims Report
8.	Seriatim Transaction File

QUARTERLY FINANCIAL REPORTS

1.	Frozen Reserves Manual Entries
2.	Seriatim Valuation File
3.	Waiver of Premium Claim Inventory Including Future Premiums to be Waived
4.	Recoverable Action Plan

OTHER REPORTS

1.	All reports and notices listed in Article VIII of the Coinsurance Agreement (without duplication of any obligations under such Article VIII)

Swiss Re Reinsurance

Manual Expense Allowance

[•]

Section 4.2 Allowances	DL01
[•]
MSCWPE2--1 Policy Exhibit
Beginning Direct inforce [first day of applicable month]	[•]
Ending Direct inforce [last day of applicable month]	[•]
Avg Direct Inforce	[•]

* Expense Allowance @ 100%	[•]
Expense Allowance @ Deal %	[•]

Annual Expense Allowance	[•]
Monthly Expense Allowance (1/12)	[•]

Section 4.3 Other Obligations	DL01
[•]
(i) Other obligations
MSCWRA1-1 Settlement Rpt (CO9999 for DL02)
Direct Premiums [applicable month]	[•]
** Premium Tax Rate	[•]
Premium taxes Incurred	[•]
DL01
[•]
(ii) Other obligations
# EOT Policy Conversions	[•]
** Allowance	[•]
Total EOT Conversion Allowance	[•]
EOT Conversion Allowance per Deal%	[•]
DL01
[•]
(iv) Other obligations
U/W expenses on Reinstatements	[•]
Reinstatement U/W Expenses per Deal %	[•]
DL01
[•]
(iii) Other obligations
Conversion Bonus	[•]
Continuation Bonus	[•]
Total EOT Bonus	[•]
Bonus Funding Valn	[•]

Legacy Total	[•]

Commission Adj Per Deal %	[•]

[•]

*	Expense Allowance Rate for DLO1/DLO4/DL03 is adjusted annually in January.
*	Expense Allowance Rate for DLO2 is adjusted annually in March. See 'Expense
**	Per the coinsurance agreements, these rates do not change.

Prepared By:	Reviewed By:
Date:	Date:

Swiss Re Reinsurance Top Up Notice

As of [•]
Pecan Re 80% DL01
Reserve Report
Direct Reserves	[•]
Ceded Reserves	[•]
-
Direct Pending	[•]
Ceded Pending	[•]
Recoverables	[•]
—

Economic Reserve	—
Excess Reserve	—
Reserve Report	—

Required Reserve Balance	—

Security Balance as of [•]
Fair Value of Trust	[•]
Fair Value of Economic Trust	—
Fair Value of Excess Trust	—

Over/(Under) funded: Security Balance minus Required Reserve Balance
-10% Economic Reserve	—
-10% Excess Reserve	—
Over/(Under) funded	—

102% of Required Reserves Balance
Economic Reserve	—
Excess Reserve	—
—

Excess Security Balance in Trust:
Economic Trust > Economic Reserve	—
Excess Trust > Excess Reserve	—
Security Balance minus 102% of Required Reserve Balance (105% for FRAC)	—

—

PLIC - Pecan Re

Settlement Statement

[●], YTD

								if<= current month, 1	if<= current month, 1	if<= current month, 1	if<= current month, 1	if<= current month, 1	if<= current month, 1	if<= current month, 1	if<= current month, 1	if<= current month, 1	if<= current month, 1	if<= current month, 1
								1	1	1	1	1	1	1	1	1	1	1

								(4 wks)	(5 wks)	(4 wks)	(4 wks)	(5 wks)	(4 wks)	(4 wks)	(5 wks)	(4 wks)	(4 wks)	(5 wks)
								January	February	March	April	May	June	July	August	September	October	November	YTD
								DL01 - 80%	DL01 - 80%	DL01 - 80%	DL01 - 80%	DL01 - 80%	DL01 - 80%	DL01 - 80%	DL01 - 80%	DL01 - 80%	DL01 - 80%	DL01 - 80%	DL01 - 80%
Due
Business	to/from
Unit	Account						Description	Amount Due	Amount Due	Amount Due	Amount Due	Amount Due	Amount Due	Amount Due	Amount Due	Amount Due	Amount Due	Amount Due	Amount Due
		9.2 BU	Book Code	Deal Id	Prod
Due to/from PR20 Cash ledger
[•]	[•]	[•]	[•]	[•]	[•]	[•]	Direct Premiums	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—
[•]	[•]	[•]	[•]	[•]	[•]	[•]	Direct Claims	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—
[•]	[•]	[•]	[•]	[•]	[•]	[•]	ETPR Claims	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—
ETPR Premiums Monthly True Up & Manual Premiums
[•]	[•]	[•]	[•]	[•]	[•]	[•]	Prior Month Accrual Deal	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
[•]	[•]	[•]	[•]	[•]	[•]		Current Month Cash Deal	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
								[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—
[•]	[•]	[•]	[•]	[•]	[•]		Manual Premium Pmts(FAC, Term)			-	—	—	—	—	—	—	—	—

[•]		[•]	[•]	[•]	[•]	[•]	Expense Allowance	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—
[•]		[•]	[•]	[•]	[•]	[•]	Premium Tax Allowance	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—
[•]		[•]	[•]	[•]	[•]	[•]	Premium Tax Recovered	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—
[•]		[•]	[•]	[•]	[•]	[•]	Conversion Allowance	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—
[•]		[•]	[•]	[•]	[•]	[•]	Reinstatement U/W Expense	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—
Commissions
[•]		[•]	[•]	[•]	[•]	[•]	Bonus Funding, EOT Bonus	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—
[•]		[•]	[•]	[•]	[•]	[•]	ICA Comm Exp	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—
[•]		[•]	[•]	[•]	[•]	[•]	Lf 1 yr Com	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—
[•]		[•]	[•]	[•]	[•]	[•]	Lf Ren Com	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—
[•]		[•]	[•]	[•]	[•]	[•]	Commission Allowance	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—
[•]		[•]	[•]	[•]	[•]	[•]	Lf 1Yr Comm-Re-Ced												—
Scottish Re's & Canada Life's reprocessed IBR's
[•]		[•]	[•]	[•]	[•]	[•]	(PSR/PCR)												—
[•]	[•]	[•]	[•]	[•]	[•]			—	—	—	—	—	—	—	—	—	—	—	—

		Total Due to/from PR20 Cash ledger						[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—

Due to/from PR2G Accrual ledger
							ETPR Premiums (excluding Frozens)	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
							Frozen Release ETPR Premiums	-	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
[•]	[•]	[•]	[•]	[•]	[•]	[•]	ETPR Premiums – Monthly accrual	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—

Net Amount Due to Pecan Re								[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—

Coinsurance Agreement Article VIII Section 8.1 & 8.2	Primerica Report ID / Name		File 1
	Report ID	Report Name	[•]
Monthly Settlement Report	SCWRA1 --1	Monthly Settlement Report	✓
Policy Exhibit	SCWPE2 --1	Exhibit of Life Insurance	✓
	SCWPE3 --1	Policy Exhibit Errors	✓

Non-Bordereau Claims Report	SCWRA4 --1	Bulk Claim	✓
Bordereau Report	SCWRA4 --2	NonBulk Claim	✓
Reserve Report	SCWRA3 -- 1	Monthly Reserve Report	✓
Claim Reserve Report	SCWRA2 -- 1	Claim Reserve Report
	SCWRA4 --3	Detail Pending Claims and Recoverables
Monthly Account Balance Reports	PSP419-MP	Pecan Re General Ledger Summary	✓
Top-Up Notice	PDF	Top Up Notice	✓
	SCWR07 --1	Monthly Settlement Report - Peoplesoft Ledger Balance	✓
	SCWR07 -- 2	Claim Reserve Report - Peoplesoft Ledger Balance	✓
	SCWR07 -- 3	Monthly Reserve Report - Peoplesoft Ledger Balance	✓
	PDF	Policy and Claim Reserve Recon to GL	✓
	Excel	N'Vision Report: Pecan Re	✓
	PDF	Settlement Statements - Pecan Re	✓
	PDF	Monthly Manual Deal Entries	✓
	Excel	GL Interface file	✓
	PDF	Reinsurance Recoverables Aging Report	✓
	PDF	Pending Litigation Claims Report	✓

System Generated Report - not available in Excel/Word format
Attached Excel Version of this report
Report provided in an Excel version already. Re-attached this report

	Report ID	Report Name

Coinsurance AgreementArticle VIII Section 8.1 & 8.2
Monthly Settlement Report	SCWRA1 --1	Monthly Settlement Report
Policy Exhibit	SCWPE2 -- 1	Exhibit of Life Insurance
	SCWPE3--1	Policy Exhibit Errors
Non-Bordereau Claims Report	SCWRA4 --1	Bulk Claim
Bordereau Report	SCWRA4 -- 2	NonBulk Claim
Reserve Report	SCWRA3 --1	Monthly Reserve Report
Claim Reserve Report	SCWRA2 -- 1	Claim Reserve Report
	SCWRA4 -- 3	Detail Pending Claims and Recoverables
Monthly Account Balance Reports	PSP419	General Ledger Summary-USD
	PSP419	General Ledger Summary-CAD
Top-Up Notice	PDF	Top Up Notice (required quarterly)

Additional Reports provided
	PDF	Settlement Statements - Pecan Re & Experience Refund - Pecan Re
	SCWR07 --1	Monthly Settlement Report - Peoplesoft Ledger Balance
	SCWR07 -- 2	Claim Reserve Report - Peoplesoft Ledger Balance
	SCWR07 --3	Monthly Reserve Report - Peoplesoft Ledger Balance
	PDF	Monthly Manual Deal Entries & Support (Expense Allowance, End of Term & Reinst U/W Expense detail)
	Excel	N’Vision Report: Pecan Re
	PDF	Policy and Claim Reserve Recon to GL
	Excel	GL Interface file

Total 26 files

Manic Lefebvre	manic lefebvre@swissre.com
[•]	[•]
[•]	[•]
[•]	[•]

[•]

PRIMG&SB

SWISS RE REINSURANCE PECAN RE GAAP & STAT

Run: [•]

	Pecan Re GAAP				Pecan Re STAT
	DL01: 80%				DL01: 80%
	PR20	PR2G	PR2GG	Pecan Re_GP	PR20	PR2G	PR2S	Pecan Re_St
8.4 Business Unit	Pecan	Pecan	Pecan		Pecan	Pecan	Pecan
9.2 Deal ID	Pecan80	Pecan80	Pecan80		Pecan80	Pecan80	Pecan80
9.2 Book Code	Base	Comb	GAAP	Total	Base	Comb	STAT	Total
9.2 Product	Uncons	Uncons	Uncons	GAAP	Uncons	Uncons	Uncons	STAT
Assets
Intercompany Legacy	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Premium Due and Unpaid	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Due From Rein-UW and Other	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Reinsurance Recoverable	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Ceded Pending	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Ceded Reserves	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Direct Pending	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Direct Reserves	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Due to Affiliates	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Deferred ACQ Cost (DAC)	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Total Assets	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Liabilities
Future Policy Benefits - Life	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Direct Pending Claims	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Accrued Taxes Licenses Fees	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Cost of Collection	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Advance Premium	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Due to Reinsurers	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Commissions Payable	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Total Liabilities	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Net Income	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Paid in Capital	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Retained Earnings	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Total Equity	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Total Liabilities & Equity		[•]	[•]	[•]	[•]	[•]	[•]	[•]
	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Revenue
Premium		[•]	[•]	[•]	[•]	[•]	[•]	[•]
Total Revenue	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Benefit
Claims - Life	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Change In Reserve - Life	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Total Benefits	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Commission & Expenses
Commissions - Net	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Amortization of DAC	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Allowances	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Legal Settlements	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Total Commisions & Expenses	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Total Benefit, Commissions & Expenses	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Net Income	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]

Prepared By:

Approved By:

[•]

Policy Reserves:	Direct Reserves	ETPR Reserves	Net	Total Reserves

DL01: PLIC 80% SCWRA3-1 balance	[•]	[•]		DL01 Σ (A) -
Manual Adjustments:
DIS Monthly Inc./Stat Errors	[•]	[•]
Adj. to [year] waiver clms-Lx	[•]	[•]
Frozen Stat Reserves - Coin @ 80%	[•]	[•]
Frozen Stat Reserves Qsyrt @ 80%	[•]	[•]
CTR & Spouse Conversions incorrectly ceded to Citi	[•]	[•]
Adjusted Rsrv Balance:	—	—	—	(A)

General Ledger: PSP030	B.U.	Deal ID	Book Code	Product
8.4 BU: PR2S	PrmRe	PrmRe80	stat	uncons
200109-FPB Reserves SW Asmd	[•]
200119-Waiver Reserve SW Asmd	[•]
141213-ETPR COI Reserves Frzn SW Asmd
141218-ETPR YRT Reserves Frzn SW Asmd		[•]
141207-ETPR COI Reserves SW Asmd		[•]
141203-ETPR YRT Reserves SW Asmd		[•]	—
	—	—	—
	—	—	—

[•]

Claim Reserves	Direct Pending	ETPR Pending	ETPR Recoverables	Net

DL01: PLIC 80% SCWRA2-1 balance	[•]	[•]	[•]
Manual Adjustments:
IBNR - Direct	[•]
SSAP 55 (stat only adj)	[•]
IBNR - Coin		[•]
IBNR - Qsyrt		[•]
Clm Accrl	—
CTR & Spouse Conversions incorrectly ceded to Citi	[•]	[•]
Adjusted Claim Rsrv:	—	—	—	— (A)

General Ledger: PSP030	B.U.	Deal ID	Book Code	Product
8.4 BU: PR2G 201202-Direct Pending Claims SW Asmd	PrmRe	PrmRe80	stat	uncons
PR2G 201213-Direct IBNR SW Asmd	[•]
PR2S 201213-Direct IBNR SW Asmd	[•]
PR2G 140803-ETPR Pending Clms YRT SW Asmd	[•]
PR2G 140813-ETPR YRT IBNR SW Asmd		[•]
PR2G 140807-ETPR Pending Clms COI SW Asmd		[•]
PR2G 140818-ETPR COI IBNR SW Asmd		[•]
PR2G 140823-ETPR Reins Recov Adj SW Asmd			—
PR2G 140603-ETPR Reins Recov YRT SW Asmd			[•]
PR2G 140607-ETPR Reins Recov COI SW Asmd			[•]
	—	—	—	—
	—	—	—	—

PFS_REINS_C	107
Year	Period Unit	Deal	Product	Book Code	Account	Sum Amount	Base Curr
[•]	11	[•]	[•]	[•]	[•]	[•]	USD
[•]	11	[•]	[•]	[•]	[•]	[•]	USD

PFS_REINS	117
Year	Period Unit	Deal	Product	Book Code	Account	Sum Amount	Base Curr
[•]	11	[•]	[•]	[•]	[•]	[•]	USD
[•]	11	[•]	[•]	[•]	[•]	[•]	USD